UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Heritage Insurance Holdings, Inc.

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials:

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Online Go to www.investorvote.com/HRTG or scan the QR code — login details are located in the shaded bar below. Votes submitted electronically must be received by 11:59 p.m., ET, on June 9, 2026. Stockholder Meeting Notice Important Notice Regarding the Availability of Proxy Materials for the Heritage Insurance Holdings, Inc. Annual Stockholders’ Meeting to be Held on June 10, 2026 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Notice, Proxy Statement and 2025 Annual Report to Stockholders are available at: www.investorvote.com/HRTG Easy Online Access — View your proxy materials and vote. Step 1: Go to www.investorvote.com/HRTG. Step 2: Click on the icon on the right to view meeting materials. Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before May 27, 2026 to facilitate timely delivery. 2 NOT 04A9JC

Stockholder Meeting Notice The Heritage Insurance Holdings, Inc. Annual Meeting of Stockholders will be held on Wednesday, June 10, 2026 at 10:00 a.m., ET, both virtually via the Internet at meetnow.global/MLWAMA4 and in person at The Grand Hyatt Tampa Bay, 2900 Bayport Drive, Tampa, FL 33607. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends a vote FOR all the nominees listed, FOR Proposals 2 and 3, and 1 YEAR on Proposal 4: 1. Election of Directors: 01—Panagiotis (Pete) Apostolou 02—Irini Barlas 03—Ernie Garateix 04—Joseph Vattamattam 05—Paul L. Whiting 06—Richard Widdicombe 2. Ratification of Appointment of Plante & Moran, PLLC to Serve as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2026 3. Approval, on an Advisory Basis, of the Compensation of the Company’s Named Executive Officers 4. Approval, on an Advisory Basis, of the Frequency of Future Advisory Votes on the Compensation of the Company’s Named Executive Officers PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.investorvote.com/HRTG. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials Heritage Insurance Holdings, Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, requests for a paper copy of proxy materials must be received by May 27, 2026.